Supplemental Financial & Operating Information FOURTH QUARTER ENDED December 31, 2021 Exhibit 99.2

TABLE OF CONTENTS Corporate Headquarters 2727 N. Harwood St. Suite 300 Dallas, Texas 75201 Phone: 972-476-1900 www.spiritrealty.com Investor Relations 972-476-1903 InvestorRelations@spiritrealty.com Transfer Agent American Stock Transfer & Trust Company, LLC Phone: 866-703-9065 www.amstock.com Please see Appendix at the back of this supplement for Definitions and Explanations used throughout this supplement and a disclosure regarding Forward-Looking Statements.

Q4 2021 highlights Net income per share of $0.34, FFO per share of $0.88 and AFFO per share of $0.85 Operational Performance: Occupancy of 99.8%, Lost Rent of 0.04% and Unreimbursed Property Costs of 1.4% Invested $487.9 million, including the acquisition of 92 properties, and generated gross proceeds of $4.8 million on the disposition of four vacant properties Ending Corporate Liquidity of $532.0 million and Adjusted Debt / Annualized Adjusted EBITDAre of 5.1x Issued 4.2 million shares of common stock to settle certain forward contracts, generating net proceeds of $197.2 million Note: Data is as of or for the quarter ended December 31, 2021.

Q4 2021 Overview Portfolio Data Operational Data Balance Sheet Data $588.1M 35% Top 10 Tenant Concentration1 22% Investment Grade Rated Baa2 Moody’s Annualized Base Rent Top 20 Tenant Concentration1 5.1x2 Adjusted Debt / Annualized Adjusted EBITDAre 5.7x Fixed Charge Coverage Ratio Concepts 288 10.4 yrs WALT 99.8% Rent from Unencumbered Assets1 Unencumbered Assets / Unsecured Debt 2.7x Note: Data is as of or for the quarter ended December 31, 2021. 1As a percentage of ABR. 2Adjusted Debt/Annualized Adjusted EBITDAre remains 5.1x assuming the settlement of the 56 thousand open forward equity contracts. 2.4% Forward Same Store Sales 99.8% Occupancy 1.4% Unreimbursed Property Costs 0.04% Lost Rent Stable outlook Stable outlook Stable outlook

CONSOLIDATED BALANCE SHEETS $ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS

CONSOLIDATED STATEMENTS OF OPERATIONS $ IN THOUSANDS 1For the three months and year ended December 31, 2021, rental income included $141.5 million and $541.7 million of Base Cash Rent, respectively, and $3.7 million and $14.3 million of tenant reimbursable income, respectively. For the three months and year ended December 31, 2020, rental income included $117.9 million and $453.0 million of Base Cash Rent, respectively, and $4.0 million and $12.3 million of tenant reimbursable income, respectively.

1Costs related to COVID-19 are included in general and administrative expense and primarily relate to legal fees for executing rent deferral or abatement agreements. 2AFFO for the three months and year ended December 31, 2021 includes $0.6 million and $13.4 million, respectively, of deferred rental income recognized in conjunction with the FASB’s relief for deferral agreements extended as a result of the COVID-19 pandemic. AFFO for the three months and year ended December 31, 2020 includes $2.2 million and $26.3 million, respectively, of deferred rental income recognized in conjunction with the FASB’s relief for deferral agreements extended as a result of the COVID-19 pandemic. 3Dividends paid and undistributed earnings allocated, if any, to unvested restricted stockholders are deducted from FFO and AFFO for the computation of the per share amounts. The following amounts were deducted: 4AFFO per share of common stock, excluding $7.0 million of out-of-period amounts related to the COVID-19 pandemic recognized in 2021. FUNDS AND ADJUSTED FUNDS FROM OPERATIONS $ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

Other NON-GAAP RECONCILIATIONS $ in thousands 1Costs related to COVID-19 are included in general and administrative expense and primarily relate to legal fees for executing rent deferral or abatement agreements. 2Adjustment relates to prior period straight-line rent recognized in the current period. 3Adjustment relates to prior period property costs recognized in the current period. 4Adjusted Debt / Annualized Adjusted EBITDAre would be 5.1x and Adjusted Debt + Preferred / Annualized Adjusted EBITDAre would be 5.4x if all 56 thousand shares under open forward sales agreements had been settled on December 31, 2021. 5Excludes costs related to COVID-19 and non-cash compensation expense, which are already included as add-backs to Adjusted EBITDAre. 6Adjustment includes straight-line included in the “Adjustments to revenue producing acquisitions and dispositions” for Adjusted EBITDAre.

Debt Summary and Market Capitalization Note: Data is as of December 31, 2021. 1As of December 31, 2021, $511.6 million of borrowing capacity was available under the 2019 Credit Facility and borrowings bore interest at LIBOR plus an applicable margin of 0.90% per annum. 2Our secured debt is partially amortizing and requires a balloon payment at maturity. 3Based on the share price of $48.19 as of December 31, 2021 and the total outstanding shares of 127,466,100 as of December 31, 2021, which excludes 0.2 million unvested restricted shares. 4The Fixed Charge Coverage Ratio as defined in the Senior Unsecured Notes indenture includes other adjustments, including the exclusion of preferred stock dividends. Debt Type Fixed / Floating Rate Debt 36.9% Total Debt to Total Assets (Requirement ≤ 60%) Senior Unsecured Note Covenant Compliance 0.1% Total Secured Debt to Total Assets (Requirement ≤ 40%) 5.9x Fixed Charge Coverage Ratio4 (Requirement ≥ 1.5x) 2.7x Total Unencumbered Assets to Unsecured Debt (Requirement ≥ 1.5x) Well-Staggered Maturities $ In Millions

Net Asset Value (NAV) Components Market Value of Real Estate $3.2B Debt and Equity $68.5M Other Assets $185.2M Other Liabilities $588.1M Annualized Base Rent $8.0M Net Book Value for Vacant Assets $3.0B Debt Principal1 $172.5M Preferred Equity Liquidation Value $17.8M Cash and Cash Equivalents $39.7M Tangible Other Assets $84.6M Dividends Payable $100.6M Accounts Payable, Accrued Expenses, and Other Tangible Liabilities $586.5M Annualized Adjusted Cash NOI Note: Data is as of December 31, 2021. 1Debt principal outstanding of $3,043.8 million is comprised of $288.4 million under the 2019 Credit Facility, $2,750.0 million of Senior Unsecured Notes and $5.4 million of mortgages payable. 2Total outstanding shares as of December 31, 2021, less 0.2 million unvested restricted shares. Excludes 56 thousand shares of common stock issuable under open forward contracts. $11.0M Loan Receivable Principal Outstanding

NET INVESTMENT ACTIVITY Asset Type and Tenant Industries3 1Revenue Producing CapEx Gross investment for the three months ended December 31, 2021 includes entry into one loan receivable. 2Disposition Capitalization Rate is calculated only on income producing properties. 3Percentages based on Gross Investment. Retail industries reflect the underlying Tenant operations, and Industrial and Other industries represent the underlying property use.

Top Tenancy and Portfolio Mix 1Percentages based on ABR. Retail industries, indicated by blue, reflect the underlying Tenant operations and non-retail industries, indicated by green, represent the underlying property use. 2Other includes hotel, country club, medical and data center assets. Diverse Portfolio1 Top 20 Tenants NON-RETAIL RETAIL

Portfolio Health % of ABR from Reporting Tenants Note: Percentages are weighted by ABR. 1Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies. Actual ratings based on S&P or Moody’s are used. 2Publicly owned represents ownership of our tenants or their affiliated companies. 3Represents corporate-level reporting of revenues of our tenants or their affiliated companies, excluding non-reporting tenants. Tenant Revenue Distribution3 Approximately 85% is $100M or Greater Spirit’s Public Exposure2 % of ABR from Publicly Owned Tenants

Granular and Liquid Portfolio

29.5% of ABR PORTFOLIO DIVERSIFICATION *Represent less than 0.1% of ABR. % of ABR State Southeast Mid-Atlantic Pacific Southwest Pacific Northwest Southwest Midwest Northeast 17.1% of ABR 14.2% of ABR 12.2% of ABR 16.5% of ABR U.S. Virgin Islands 2.8% of ABR 7.7% of ABR

LEASE STRUCTURE, EXPIRATIONS AND ESCALATIONS $ in thousands 2.4% Forward Same Store Sales Occupancy Rates Lease Structure (% of ABR) 44.0% Master Lease Escalation Types (% of ABR) 1Vacant square feet includes unoccupied square footage on multi-tenant properties.

Appendix

NON-GAAP DEFINITIONS AND EXPLANATIONS

OTHER DEFINITIONS AND EXPLANATIONS

FORWARD-LOOKING STATEMENTS AND RISK FACTORS The information in this supplemental report should be read in conjunction with the accompanying earnings press release, as well as the Company's Annual Report on Form 10-K and other information filed with the Securities and Exchange Commission. This supplemental report is not incorporated into such filings. This document is not an offer to sell or a solicitation to buy securities of Spirit Realty Capital, Inc. Any offer or solicitation shall be made only by means of a prospectus approved for that purpose. This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act, as amended, Section 21E of the Exchange Act, as amended, the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words and phrases such as “preliminary,” “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters but are meant to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise, and Spirit may not be able to realize them. Spirit does not guarantee that the events described will happen as described (or that they will happen at all). The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: industry and economic conditions; volatility and uncertainty in the financial markets, including potential fluctuations in the Consumer Price Index; Spirit's success in implementing its business strategy and its ability to identify, underwrite, finance, consummate, integrate and manage diversifying acquisitions or investments; the financial performance of Spirit's retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers; Spirit's ability to diversify its tenant base; the nature and extent of future competition; increases in Spirit's costs of borrowing as a result of changes in interest rates and other factors; Spirit's ability to access debt and equity capital markets; Spirit's ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; Spirit's ability and willingness to renew its leases upon expiration and to reposition its properties on the same or better terms upon expiration in the event such properties are not renewed by tenants or Spirit exercises its rights to replace existing tenants upon default; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect Spirit or its major tenants; Spirit's ability to manage its expanded operations; Spirit's ability and willingness to maintain its qualification as a REIT under the Internal Revenue Code of 1986, as amended; the impact on Spirit’s business and those of its tenants from epidemics, pandemics or other outbreaks of illness, disease or virus (such as the strain of coronavirus known as COVID-19); and other risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters discussed in Spirit's most recent filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements which are based on information that was available, and speak only, as of the date on which they were made. While forward-looking statements reflect Spirit's good faith beliefs, they are not guarantees of future performance. Spirit expressly disclaims any responsibility to update or revise forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in this Appendix if the reconciliation is not presented on the page in which the measure is published.